UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2008

FORCE PROTECTION, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-22273	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (843) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On March 18, 2008, Force Protection, Inc. (the “Company”) was informed by Elliott Davis, LLC, the Company’s independent registered public accounting firm, that it was resigning as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2007 effective immediately.  The Company’s Audit Committee has accepted this resignation.  Although the Company is in the process to engage a new independent registered public accounting firm, one has not yet been appointed.

Elliott Davis, LLC was appointed by the Company’s Audit Committee on November 10, 2006 to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.  Elliott Davis, LLC issued a Statement on Auditing Standards No. 100, Interim Financial Information, review report with respect to the Company’s unaudited consolidated financial statements for the quarter ended March 31, 2007; however, Elliott Davis, LLC has not completed an audit or issued a report on the Company’s consolidated financial statements or internal control over financial reporting for the year ended December 31, 2007.  Jaspers + Hall, P.C. issued the independent registered public accounting firm reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and 2005.

There have been no disagreements with Elliott Davis, LLC regarding any matters with respect to accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreements if not resolved to the satisfaction of Elliott Davis, LLC, would have caused them to make reference hereto in their report on the consolidated financial statements for 2007.

During the fiscal year ended December 31, 2007, under Item 304(a)(1)(v) of Regulation S-K as promulgated by the Securities and Exchange Commission, Elliott Davis, LLC advised the Company that, due to the material weaknesses reported by the Company in the Form 12b-25 filed on March 3, 2008 in conjunction with the condition of the Company’s records and turnover of key personnel, there is a significant risk of material misstatements and, in the professional judgment of Elliott Davis, LLC, the Company is lacking the internal controls necessary to be able to develop reliable financial statements at this time.

The Company’s Form 12b-25 filed on March 3, 2008, explains certain material weaknesses in internal control over financial reporting identified by the Company for the year ended December 31, 2007, including the following:

•                  Ineffective control over the financial statements closing process;

•                  Ineffective controls in accounting for inventory and the associated accounts payable expenses related to the receipt of inventory;

•                  Insufficient complement of personnel with an appropriate level of accounting knowledge, experience with the Company, and training in the application of general accepted accounting principles (GAAP) in the United States; and

•                  Ineffective controls over the completeness and accuracy of deferred tax balances.

For further discussion of previously identified material weaknesses refer to Item 9A of the Company’s Form 10-K/A for the year ended December 31, 2006 as filed with the SEC on October 15, 2007.

The Company requested Elliott Davis, LLC to furnish the Company with a letter addressed to the SEC stating whether Elliott Davis, LLC agrees with the above statements. A copy of Elliott Davis’ letter is included as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

16.1	Letter from Elliott Davis, LLC to the SEC dated March 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: March 21, 2008

/s/ Michael Moody
(Signature)

Name: Michael Moody
Title: Chief Executive Officer and President

EXHIBIT LIST

Exhibit	Description

16.1	Letter from Elliott Davis, LLC to the SEC dated March 21, 2008